UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 18, 2016 (November 14, 2016)

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01	Other Events.

On November 14, 2016, Extended Stay America, Inc. and ESH Hospitality, Inc. (collectively, the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the selling stockholders listed on Schedule 2 thereto (collectively, the “Selling Stockholders”) and J.P. Morgan Securities LLC (the “Underwriter”), relating to the sale by the Selling Stockholders of 12,750,000 shares (the “Shares”) of paired common stock, each comprised of one share of common stock, par value $0.01 per share, of Extended Stay America, Inc. and one share of Class B common stock, par value $0.01 per share, of ESH Hospitality, Inc. which are attached and trade together (each, a “Paired Share”). The offering of the Shares closed on November 18, 2016. The Company did not sell any Shares in the offering or receive any proceeds from the offering.

The offering described in this Current Report on Form 8-K was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-204781), filed on June 5, 2015, as supplemented by the prospectus supplement dated November 14, 2016.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and Selling Stockholders. It also provides for customary indemnification of the Underwriter by each of the Company and the Selling Stockholders for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. In connection with the filing of the Underwriting Agreement, the Company is filing a tax opinion of its counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, as Exhibit 8.1 hereto, which is incorporated by reference in its entirety to the Registration Statement.

In addition, the previously disclosed Company share repurchase closed on November 18, 2016. The Company repurchased 1,275,000 Paired Shares from the Selling Stockholders for approximately $18.8 million pursuant to that certain share repurchase agreement, dated November 13, 2016, by and among the Company and the Selling Stockholders. The share repurchase was funded from cash on hand.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of November 14, 2016, by and among Extended Stay America, Inc., ESH Hospitality, Inc., the selling stockholders named therein and J.P. Morgan Securities LLC.

8.1	Tax Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: November 18, 2016	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

ESH HOSPITALITY, INC.

Date: November 18, 2016	By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated as of November 14, 2016, by and among Extended Stay America, Inc., ESH Hospitality, Inc., the selling stockholders named therein and J.P. Morgan Securities LLC.

8.1	Tax Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 8.1).